Earnings (loss) per share (Tables)	12 Months Ended
Dec. 31, 2021
Schedule of earnings per share

The following table reflects the net loss and share data used in the basic and diluted earnings per share (“EPS”) calculations:

	2021	2020	2019

Loss attributable to shareholders of the parent company	(164,993)	(171,491)	(92,531)
Total weighted average of ordinary outstanding shares – basic and diluted (in thousands of shares)	1,602,126	1,315,578	1,137,931
Loss per share – basic and diluted (US$)	(0.1030)	(0.1304)	(0.0813)
Antidilutive instruments not considered in the weighted number of shares (in thousands of shares)	334,436	405,394	306,210